UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1
to
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2009

Anasazi Capital Corp.
(Exact name of Registrant as Specified in its Charter)

Florida	0-52202	20-5223382
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

18101 Von Karman Avenue, Suite 330
Irvine, California 92612
(Address of Principal Executive Offices including Zip Code)

(949) 646-8370
(Registrant’s Telephone Number, including Area Code)

Not applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a)           Previous Independent Registered Public Accounting Firm.

On June 10, 2009, Anasazi Capital Corp., a Florida corporation (the “Company”), dismissed Moore & Associates, Chartered (“Moore”), as its independent registered public accounting firm.  The Company’s Board of Directors has approved the decision to change the Company’s independent registered public accounting firm to Lake & Associates, CPA’s LLC (“Lake”).   Moore served as the Company’s independent registered public accounting firm and audited the Company’s financial statements for the fiscal years ending December 31, 2006 and December 31, 2007 and July 17, 2006 (inception) through December 31, 2007, and issued audit reports and consents for such periods, which were contained in the Company’s filings with the Securities and Exchange Commission (the “Commission”).

The reports of Moore on the balance sheets of the Company as of December 31, 2007 and 2006, and related statements of operations, shareholders’ deficit, and cash flows for the years then ended, and for the period July 17, 2006 (inception) through December 31, 2007, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that Moore has raised substantial doubt as to the Company’s ability to continue as a going concern, as expressed in the reports for those periods.  The Company’s ability to continue as a going concern is dependent upon its ability to generate revenue and have profitable operations in the future.  There can be no assurance that the Company will continue as a going concern, because the Company has not generated any revenues to date.

On August 28, 2009, the Company received a letter from the U.S. Securities and Exchange Commission stating that the PCAOB revoked the registration of Moore, because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality control standards, and Section 10(b) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 thereunder, and noncooperation with a Board investigation.  The SEC’s letter also stated that as Moore is no longer registered with the PCAOB, that the Company may no longer include Moore’s audit reports or consents in filings with the SEC.

The Company has requested that Moore furnish it with an Exhibit 16 letter addressed to the Commission stating whether or not it agrees with the above statements.  The Company was unable to obtain an amended Exhibit 16 letter from Moore.

(b)           New Independent Registered Public Accounting Firm.

On June 10, 2009, the Company engaged Lake & Associates, CPA’s LLC, as its independent registered public accounting firm for the fiscal years ending December 31, 2007 and December 31, 2008 and July 17, 2006 (inception) through December 31, 2008.  The Company has not previously consulted with Lake & Associates, CPA’s LLC, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure regarding the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANASAZI CAPITAL CORP.

Dated: September 3, 2009	By:	/s/ Paul Garcia
Paul Garcia
President, Secretary and Treasurer